Exhibit 21.1

LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAMES	DOMESTIC JURISDICTION
12TH STREET CAPITAL, LLC	DELAWARE

375 PARK INVESTMENTS HOLDINGS LLC	DELAWARE

ADVANCED MARKETS HOLDINGS, LLC	DELAWARE

AMEEFI SERVICES, INC.	DELAWARE

AMEREX BROKERS LLC	DELAWARE

AMPEX ENERGY, LLC	DELAWARE

APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO

APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO

APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA

APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA

APARTMENT REALTY ADVISORS OF COLORADO, LLLP	COLORADO

APARTMENT REALTY ADVISORS OF FLORIDA, INC.	FLORIDA

APARTMENT REALTY ADVISORS OF FLORIDA, LLC	FLORIDA

APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA

APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA

APARTMENT REALTY ADVISORS, LLC	DELAWARE

APARTMENT REALTY ADVISORS/CENTRAL STATES, INC.	KANSAS

APARTMENT REALY ADVISORS OF THE CAROLINAS, INC.	NORTH CAROLINA

AQUA SECURITIES HOLDINGS, LLC	DELAWARE

AQUA SECURITIES, L.P.	DELAWARE

AQUA SOFTWARE, LLC	DELAWARE

ARA CAL, INC.	CALIFORNIA

ARA CAL, INC.	CALIFORNIA

ARA DC, LLC	DELAWARE

ARA NATIONAL LAND SERVICES, LLC	VIRGINIA

ARA NORTHWEST, LLC	OREGON

ARA OF OKLAHOMA/ARKANSAS LLC	DELAWARE

ARFIMA FINANCIAL SERVICES SL	SPAIN

ARFIMA TRADING S.L.	SPAIN

AUREL BGC	FRANCE

BGC (SECURITIES) AUSTRALIA PTY LIMITED	AUSTRALIA

BGC BRAZIL HOLDINGS LIMITADA	BRAZIL

BGC BRAZIL HOLDINGS, LLC	DELAWARE

BGC BROKERS GP LIMITED	ENGLAND

BGC BROKERS HOLDINGS, L.P.	DELAWARE

BGC BROKERS HOLDINGS, LLC	DELAWARE

BGC BROKERS INVESTMENT, L.P.	DELAWARE

BGC BROKERS L.P.	ENGLAND

BGC BROKERS US HOLDINGS, LLC	DELAWARE

BGC BROKERS US, L.P.	DELAWARE

BGC CANADA SECURITIES COMPANY	CANADA/NOVA SCOTIA

BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE

BGC CANADA SECURITIES COMPANY HOLDINGS, LLC	DELAWARE

BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG

BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE

BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE

BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA

BGC CAPITAL MARKETS, L.P.	DELAWARE

BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS

BGC CHINA HOLDINGS, LLC	DELAWARE

BGC CHINA, L.P.	DELAWARE

BGC COMMERCIAL REAL ESTATE HOLDINGS, LLC	DELAWARE

BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE

BGC DERIVATIVE MARKETS, L.P.	DELAWARE

BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE

BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE

BGC EPSILON FINANCING, LLC	DELAWARE

BGC EPSILON HOLDINGS, LLC	DELAWARE

BGC EUROPEAN GP LIMITED	ENGLAND

BGC EUROPEAN HOLDINGS, L.P.	ENGLAND

BGC FINANCIAL GROUP, INC.	DELAWARE

BGC FINANCIAL, L.P.	DELAWARE

BGC FRANCE HOLDINGS	FRANCE

BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS

BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS

BGC GLOBAL LIMITED	ENGLAND

BGC GP LIMITED	ENGLAND

BGC GP, LLC	DELAWARE

BGC HCMC HOLDINGS, LLC	DELAWARE

BGC HOLDINGS (TURKEY), LLC	DELAWARE

BGC HOLDINGS II, LLC	DELAWARE

BGC HOLDINGS U.S., INC.	DELAWARE

BGC HOLDINGS, L.P.	DELAWARE

BGC HOLDINGS, LLC	DELAWARE

BGC INFORMATION HOLDINGS, LLC	DELAWARE

BGC INFORMATION, L.P.	DELAWARE

BGC INTERNATIONAL	ENGLAND

BGC INTERNATIONAL GP LIMITED	ENGLAND

BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE

BGC INTERNATIONAL, L.P.	ENGLAND

BGC LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL

BGC M LIMITED PARTNERSHIP	ENGLAND

BGC MARKET DATA, L.P.	DELAWARE

BGC MEXICO HOLDINGS, S. DE R.L. de C.V.	MEXICO

BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE

BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO

BGC NOTE ACQUISITION CO. HOLDINGS, LLC	DELAWARE

BGC NOTE ACQUISITION CO., L.P.	DELAWARE

BGC NOTES, LLC	NEW YORK

BGC NU HOLDINGS, LLC	DELAWARE

BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA

BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE

BGC PARTNERS CIS LLC	RUSSIA

BGC PARTNERS MENKUL DEGERLER A.S.	TURKEY

BGC PARTNERS, INC.	DELAWARE

BGC PARTNERS, L.P.	DELAWARE

BGC PARTNERS, L.P.	DELAWARE

BGC RADIX ENERGY L.P.	DELAWARE

BGC REAL ESTATE OF ARIZONA, LLC	DELAWARE

BGC REAL ESTATE OF MICHIGAN, LLC	DELAWARE

BGC REAL ESTATE OF NEVADA, LLC	DELAWARE

BGC REAL ESTATE OF OHIO HOLDINGS, LLC	DELAWARE

BGC REAL ESTATE OF OHIO, L.P.	DELAWARE

BGC REAL ESTATE OF WASHINGTON, LLC	DELAWARE

BGC REAL ESTATE, LLC	DELAWARE

BGC REMATE HOLDINGS, LLC	DELAWARE

BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA

BGC SECURITIES (HONG KONG) LLC	DELAWARE

BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE

BGC SECURITIES (SOUTH AFRICA) PTY LIMITED	SOUTH AFRICA

BGC SECURITIES SARL	SWITZERLAND

BGC SERVICES (HOLDINGS) LLP	ENGLAND

BGC SHOKEN KAISHA LIMITED	DELAWARE

BGC STOCKHOLM GP LIMITED	ENGLAND

BGC STOCKHOLM HOLDINGS LP	ENGLAND

BGC SUNRISE HOLDINGS, L.P.	DELAWARE

BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE

BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE

BGC TECHNOLOGY (HONG KONG) HOLDINGS III, LLC	DELAWARE

BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG

BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN

BGC TECHNOLOGY A LIMITED	ENGLAND

BGC TECHNOLOGY B LIMITED	ENGLAND

BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE

BGC TECHNOLOGY ELX FUTURES HOLDINGS, L.P.	DELAWARE

BGC TECHNOLOGY ELX FUTURES HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE

BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY INTERNATIONAL LIMITED	ENGLAND

BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE

BGC TECHNOLOGY MARKETS, L.P.	DELAWARE

BGC TECHNOLOGY SUPPORT SERVICES LIMITED	ENGLAND

BGC TECHNOLOGY, LLC	DELAWARE

BGC TRADING HOLDINGS, LLC	DELAWARE

BGC URUGUAY HOLDINGS, LLC	DELAWARE

BGC USA HOLDINGS, LLC	DELAWARE

BGC USA, L.P.	DELAWARE

BGCANTOR MARKET DATA HOLDINGS, LLC	DELAWARE

BGCBI, LLC	DELAWARE

BGCCMHK HOLDINGS II, LLC	DELAWARE

BGCCMHK HOLDINGS, LLC	DELAWARE

BGCCMLP HOLDINGS, LLC	DELAWARE

BGCF HOLDINGS, LLC	DELAWARE

BGCIHLP, LLC	DELAWARE

BGCM GP LIMITED	ENGLAND

BGCSHLLP HOLDINGS LIMITED	ENGLAND

BIP TRADING (UK) LIMITED	ENGLAND

BIP TRADING LLP	ENGLAND

BRAINS INC LIMITED	ENGLAND

CENTURY CHARTERING (U.K.) LIMITED	ENGLAND

CFI EUROPE LIMITED	ENGLAND

CFI GERMANY GMBH	GERMANY

CFI NORDIC LIMITED	ENGLAND

CHART TRADING DEVELOPMENT, LLC	TEXAS

CHINA CREDIT BGC MONEY BROKING COMPANY LIMITED (Joint Venture)	CHINA

CHRISTOPHER STREET CAPITAL LIMITED	ENGLAND

CINCINNATI COMMERCIAL REAL ESTATE, INC.	OHIO

COMMUNICATIONS CLEARING HOUSE ASSOCATIONS, LTD.	NEW YORK

COMPUTERIZED FACILITY INTEGRATION, LLC	MICHIGAN

CONTINENTAL REALTY, LTD.	OHIO

CONVERGE TOWERS, LLC	DELAWARE

CORNISH & CAREY COMMERCIAL	CALIFORNIA

CREDITORS COLLECTIONS, LLC	DELAWARE

CSC COMMODITIES UK LIMITED	ENGLAND

D’VEGA LIMITED	ENGLAND

eAB HOLDINGS, LLC	DELAWARE

EIP HOLDINGS ACQUISITION, LLC	DELAWARE

EIP HOLDINGS, LLC	DELAWARE

ELX FUTURES HOLDINGS, LLC	DELAWARE

ELX FUTURES, L.P.	DELAWARE

ENERGYCURVES LLC	DELAWARE

EPSILON NETWORKS, LLC	DELAWARE

ESX CLEARING HOLDINGS, LLC	DELAWARE

ESX CLEARING, L.P.	DELAWARE

EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND

EURO BROKERS CANADA LIMITED	CANADA

EURO BROKERS HOLDINGS LTD	ENGLAND

EURO BROKERS MEXICO S.A. de C.V.	MEXICO

EXCESS SPACE RETAIL SERVICES, INC.	CALIFORNIA

FENICS FX, LLC	DELAWARE

FENICS LIMITED	ENGLAND

FENICS SOFTWARE INC.	DELAWARE

FENICS SOFTWARE LIMITED	ENGLAND

FHLP, LLC	DELAWARE

FINTAN PARTNERS SPECIALTY CREDIT GP, LLC	DELAWARE

FINTAN PARTNERS, LLC	DELAWARE

FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA

FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE

G&E ACQUISITION COMPANY, LLC	DELAWARE

G&E APPRAISAL SERVICES, LLC	DELAWARE

G&E MANAGEMENT SERVICES, LLC	DELAWARE

G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE

G&E REAL ESTATE, INC.	DELAWARE

GFI (HK) BROKERS LIMITED	HONG KONG

GFI (HK) SECURITIES L.L.C.	NEW YORK

GFI (HK) SECURITIES LIMITED	HONG KONG

GFI ADVISORS (CHINA) Co. LIMITED	CHINA

GFI AUSTRALIA PTY LIMITED	AUSTRALIA

GFI BERMUDA LTD.	BERMUDA

GFI BROKERS (CHILE) AGENTES DE VALORES SPA	CHILE

GFI BROKERS LIMITED	ENGLAND

GFI DEL PERU S.A.C.	PERU

GFI EMEA HOLDINGS LIMITED	ENGLAND

GFI EXCHANGE COLOMBIA S.A.	BOGOTA

GFI FINANCE SARL	LUXEMBOURG

GFI FUTURES EXCHANGE LLC	DELAWARE

GFI GROUP DO BRASIL LTDA	BRAZIL

GFI GROUP INC.	DELAWARE

GFI GROUP INC.	DELAWARE

GFI GROUP LLC	NEW YORK

GFI GROUP MEXICO S.A. DE C.V.	MEXICO

GFI GROUP MEXICO SERVICO S. DE R.L. DE C.V.	MEXICO

GFI GROUP PERU S.A. (SAME ENTITY AS GFI DEL PERU S.A.C.??)	PERU

GFI GROUP PTE LIMITED	SINGAPORE

GFI HOLDINGS LIMITED	ENGLAND

GFI INTERNATIONAL HOLDINGS LP	ENGLAND

GFI KOREA MONEY BROKERAGE LIMITED	SOUTH KOREA

GFI MARKETS INVESTMENTS LIMITED	ENGLAND

GFI MARKETS LIMITED	ENGLAND

GFI MARKETS LLC	DELAWARE

GFI NEWGATE LIMITED	ENGLAND

GFI PARTNERS EUROPE LLP	ENGLAND

GFI SECURITIES (SA)	ARGENTINA

GFI SECURITIES (SA) (PROPRIETARY) LIMITED	SOUTH AFRICA

GFI SECURITIES LIMITED	ENGLAND

GFI SECURITIES LLC	DELAWARE

GFI SECURITIES LLC	NEW YORK

GFI SECURITIES NYON SARL	SWITZERLAND

GFI SECUTITIES COLOMBIA S.A.	COLOMBIA

GFI SERVICIOS CORPORATIVOS, S.A. DE C.V.	MEXICO

GFI SWAPS EXCHANGE LLC	DELAWARE

GFI TP HOLDINGS PTE. Ltd	SINGAPORE

GFI UK HOLDING LIMITED PARTNERSHIP	ENGLAND

GFINET EUROPE LIMITED	ENGLAND

GFINET HOLDINGS INC.	DELAWARE

GFINET INC.	DELAWARE

GFINET UK LIMITED	ENGLAND

GFINET, INC.	DELAWARE

GFIX LLC	DELAWARE

GM CAPITAL MARKETS LIMITED	ENGLAND

GOSEAS HOLDINGS LTD	CYPRUS

HOLDING DI SERVIZI FINANZIARI SRL	ITALY

ICE TRUST LLC	NEW YORK

ID RESOLUTION, LLC	ARIZONA

JADESTONE CONSULTANTS LIMITED	CYPRUS

JOBRIDGE HOLDINGS LTD	CYPRUS

JPI MERGER SUB 1, INC.	DELAWARE

JPI MERGER SUB 2, LLC	DELAWARE

JPI MERGER SUB 3, INC.	DELAWARE

KYTE CAPITAL MANAGEMENT LIMITED	ENGLAND

KYTE FUND MANAGEMENT (UK) LIMITED	ENGLAND

KYTE FUNDS SCP	CAYMAN ISLANDS

KYTE GROUP NOMINEES LIMITED	ENGLAND

KYTE SECURITIES LLC	NEW YORK

LAKE SECURITIES LIMITED	ENGLAND

LEVEL 3 ENERGY MANAGEMENT LLC	TEXAS

MARTIN BROKERS GROUP LTD.	ENGLAND

MINT BROKERS	NEW YORK

MINT BROKERS HOLDINGS I, LLC	DELAWARE

MINT BROKERS HOLDINGS II, LLC	DELAWARE

MIS HOLDINGS, LLC	DELAWARE

N MEX HOLDINGS, LLC	DELAWARE

NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK

NEWMARK BUILDING SERVICES, LLC	NEW YORK

NEWMARK CONSTRUCTION SERVICES, L.L.C.	NEW YORK

NEWMARK GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS

NEWMARK GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS

NEWMARK HOLDING LIMITED	ENGLAND

NEWMARK INVESTOR I, LLC	DELAWARE

NEWMARK LI LLC	NEW YORK

NEWMARK MIDWEST REGION, LLC	ILLINOIS

NEWMARK OF CONNECTICUT LLC	CONNECTICUT

NEWMARK OF LONG ISLAND LLC	NEW YORK

NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS

NEWMARK OF SOUTHERN CALIFORNIA	CALIFORNIA

NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA

NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS

NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS

NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS

NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY

NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY

NEWMARK RETAIL PARTNERS LLC	NEW YORK

NEWMARK RETAIL, LLC	NEW YORK

NEWMARK SOUTHERN REGION, LLC	GEORGIA

NGA, LLC	GEORGIA

NGKF GLOBAL CORPORATE SERVICES (EUROPE) LIMITED	ENGLAND

NGKF GLOBAL CORPORATE SERVICES LIMITED	ENGLAND

NGKF HONG KONG LIMITED	HONG KONG

NGKF SECURITIES, LLC	DELAWARE

NGKF, S.A. DE C.V.	MEXICO

NNJ, L.L.C.	NEW JERSEY

NOC LLC	ILLINOIS

NOH, LLC	TEXAS

NRB, LLC	MASSACHUSETTS

NRE DELAWARE, INC.	DELAWARE

NRED, LLC	TEXAS

NREP, LLC	NEW JERSEY

NWDC LLC	DISTRICT OF COLUMBIA

O.S.T.C LIMITED	ENGLAND

O.S.T.C. FINANCIALS LTD. & O.S.T.C. POLAND ENTITIES	ENGLAND

O’BOYLE PROPERTIES, INC.	TEXAS

OSTC FX LIMITED	ENGLAND

PERIMETER MARKETS, INC.	CANADA

PROSPECT NUMBER 71 LIMITED	ENGLAND

QUBED DERIVATIVES LLP	ENGLAND

QUBITIA SOLUTIONS SL	SPAIN

REMATE (USA), INC.	NEW YORK

REMATE LINCE, S.A.P.I. de C.V.	MEXICO

REXX INDEX, LLC	CONNECTICUT

RMT EMPLOYMENT SERVICES HOLDINGS I, LLC	DELAWARE

RMT EMPLOYMENT SERVICES HOLDINGS II, LLC	DELAWARE

RMT EMPLOYMENT SERVICES, S. DE R.L. de C.V.	MEXICO

ROSS REAL ESTATE, LTD.	COLORADO

RRE GENERAL, LLC	COLORADO

RUDESILL-PERA MULTIFAMILY, LLC	TENNESSEE

SBL SUNRISE BROKERS LIMITED	CYPRUS

SDIC THOMSON REUTERS GFI BROKERS LIMITED	CHINA

SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE

SEMINOLE FINANCIAL (EUROPE) LP	ENGLAND

SEMINOLE FINANCIAL LIMITED	ENGLAND

SISTEMAS VAR	MEXICO

SMITH MACK & CO., INC.	PENNSYLVANIA

SMITH MACK HOLDINGS, INC.	PENNSYLVANIA

SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA

SOUTHWEST RESIDENTIAL PARTNERS, INC.	TEXAS

STEFFNER COMMERCIAL REAL ESTATE, LLC	TENNESSEE

STERLING BROKERS LIMITED	ENGLAND

STERLING INTERNATIONAL BROKERS LIMITED	ENGLAND

SUNRISE BROKERS (HONG KONG) LTD	HONG KONG

SUNRISE BROKERS LLC	DELAWARE

SUNRISE BROKERS LLP	ENGLAND

SUNRISE GLOBAL BROKERS LIMITED	ENGLAND

TEUCRIUM TRADING, LLC	DELAWARE

THE CRE GROUP, INC.	CALIFORNIA

TOWER BRIDGE (ONE) LIMITED	ENGLAND

TOWER BRIDGE GP LIMITED	ENGLAND

TOWER BRIDGE INTERNATIONAL SERVICES L.P.	ENGLAND

TP HOLDINGS, LLC	DELAWARE

TRADESOFT TECHNOLOGIES, INC.	DELAWARE

TRADESPARK, L.P.	DELAWARE

TREASURYCONNECT LLC	DELAWARE

VARIANCE CAPITAL LLP	ENGLAND

VINCOREX A.G.	SWITZERLAND

WALCHLE INVESTMENT GROUP, INC.	FLORIDA